TECHNE CORPORATION


                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Techne Corporation (the "Company") on Form 10-K for the year ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory J. Melsen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                             /s/ Gregory J. Melsen

                                             Gregory J. Melsen
                                             Chief Financial Officer
                                             August 27, 2007